BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Schedule of basic and diluted net loss per ordinary share
	Year ended December 31,
	2023	2022	2021
Net loss	$(22,133)	$(19,569)	$(12,736)

Net loss attributable to ordinary shares	(22,133)	(19,569)	(12,736)
Shares used in computing net loss per ordinary shares, basic and diluted	59,719,064	62,378,797	47,935,652

Net loss per ordinary share, basic and diluted	$(0.37)	$(0.31)	$(0.27)